UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2016

Date of Report (Date of earliest event reported)

GAIN CITIES LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-201607	47-2548484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 NW 53RD ST., SUITE 337 MIAMI, FLORIDA
(Address of principal executive offices)

(203) 648-6478
Registrant’s telephone number, including area code

128 WALNUT HILL ROAD BETHEL, CT 06801
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 18, 2016, Gain Cities Limited., a Nevada corporation (the “Company”), reported on a Form 8-K that it had filed Articles of Merger with the Nevada Secretary of State, whereby it entered into a statutory merger with its wholly-owned subsidiary, with the effect of such merger being that the Company changed its name to from “Remove-By-You, Inc.” to “Gain Cities Limited” (the “Name Change”).

On October 14, 2016, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting that the Name Change be effected in the market. The Company also requested that its ticker symbol be changed to “GCTY”.

On November 23, 2016, the Name Change was approved by FINRA and the Company’s ticker symbol was changed to “GCTY”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN CITIES LIMITED

Date: December 23, 2016	By:	/s/ James Oliver
	Name:	James Oliver
	Title:	President

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